_____________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): March 19, 1998


          VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of January 26, 1998, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1998A).

                             CLAYTON HOMES, INC.
                       VANDERBILT MORTGAGE AND FINANCE, INC.
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            (Exact name of registrant as specified in its charter)


  Clayton Homes, Inc. - Del.
  Vanderbilt - Tennessee             333-43583            62-0997810
----------------------------        ------------      -------------------
(State or Other Jurisdiction        (Commission        (I.R.S. Employer
     of Incorporation)              File Number)      Identification No.)


4726 Airport Highway
Louisville, Tennessee                                  37777
----------------------                                 ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (423) 970-7200
                                                     ---------------

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(Former Address:

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Item 5.  Other Events
         ------------

     On March 5, 1998, Vanderbilt Mortgage and Finance, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 26, 1998 (the "Pooling and Servicing Agreement"), by and among, the Company, as seller and servicer, Clayton Homes, Inc., as provider of the limited guarantee ("CHI"), and The Chase Manhattan Bank, as trustee (the "Trustee"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 1.



Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1. The Pooling and Servicing Agreement, dated as of January 26, 1998, by and among, the Company, CHI and the Trustee, providing for the issuance of the Certificates.




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


VANDERBILT MORTGAGE AND FINANCE, INC.


By:    /s/ David R. Jordan
    ---------------------------------
    Name: David R. Jordan
    Title: Vice President/ Controller


CLAYTON HOMES, INC.


By:    /s/ Kevin T. Clayton
    ---------------------------------
    Name: Kevin T. Clayton
    Title: President


Dated:  March 19, 1998




                               Exhibit Index
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Exhibit                                                               Page
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1.   Pooling and Servicing Agreement                                    6